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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


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      Date of Report (Date of earliest event reported): September 6, 2001


                             VEECO INSTRUMENTS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                       0-16244                  11-2989601
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(STATE OR OTHER JURISDICTION         (COMMISSION               (IRS EMPLOYER
   OF INCORPORATION)                 FILE NUMBER)           IDENTIFICATION NO.)


100 SUNNYSIDE BOULEVARD, WOODBURY, NEW YORK                          11797
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


Registrant's telephone number, including area code: (516) 677-0200

                                 NOT APPLICABLE.
         --------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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Item 5. Other Events.

      On September 7, 2001, Veeco Instruments Inc., a Delaware corporation ("Veeco"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 6, 2001, with Veeco Acquisition Corp., a Minnesota corporation and wholly-owned subsidiary of Veeco ("Acquisition"), Applied Epi, Inc., a Minnesota corporation ("Applied Epi"), the shareholders of Applied Epi listed on the signature pages thereto and Paul E. Colombo, as Stockholders' Representative. Pursuant to the Merger Agreement, Acquisition will be merged with and into Applied Epi with the result that the surviving corporation will be a wholly-owned subsidiary of Veeco. Pursuant to the Merger Agreement, each share of Applied Epi's common stock issued and outstanding immediately prior to the effective time of the merger shall be converted into the right to receive 0.184 shares of Veeco common stock. Applied Epi shareholders will have the right to elect to receive all or any portion of the merger consideration in cash, provided that no more or less than $29.8 million of the total value of the merger consideration will be paid in cash. Consummation of the transaction is subject to customary closing conditions including, among others, approval by Applied Epi's shareholders and required regulatory approvals.

      The purchase price for the transaction was determined by arms-length negotiations among the respective parties. The merger will be accounted for using the purchase method of accounting and is expected to close by the end of September 2001.

      On September 7, 2001 Veeco issued a press release announcing the signing of the Merger Agreement.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      c. Exhibits


EXHIBIT NO.                      DESCRIPTION OF DOCUMENT
-----------                      -----------------------
   99.1           Agreement and Plan of Merger, dated as of September 6, 2001, among Veeco Instruments Inc., Veeco Acquisition Corp., Applied
                  Epi, Inc., the shareholders of Applied Epi, Inc. listed on the signature pages thereof and Paul E. Colombo, as Stockholders'
                  Representative.

   99.2           Veeco Press Release dated September 7, 2001 as filed with the
                  Securities and Exchange Commission pursuant to Rule 425.



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                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 14, 2001

                                       VEECO INSTRUMENTS INC.
                                       (Registrant)


                                       By: /s/ GREGORY A. ROBBINS
                                          -------------------------------------
                                          Gregory A. Robbins
                                          Vice President and General Counsel



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                                  EXHIBIT INDEX



EXHIBIT NO.          DESCRIPTION OF DOCUMENT
-----------          -----------------------
  99.1               Agreement and Plan of Merger, dated as of September
                     6, 2001, among Veeco Instruments Inc., Veeco
                     Acquisition Corp., Applied Epi, Inc., the shareholders of
                     Applied Epi, Inc. listed on the signature pages thereof
                     and Paul E. Colombo, as Stockholders' Representative.

  99.2 Veeco Press Release dated September 6, 2001 as filed with the Securities and Exchange Commission pursuant to Rule 425.


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